Exhibit 10.51

ADDENDUM TO SERVICE AGREEMENT

Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Service Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI’s wholly-owned subsidiary GSS Enterprises, Inc., dated October 5, 1979, and amended by Addenda dated October 17,1989, February 18, 1992, March 22, 1994 and November 11,1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the “Service Agreement”), as follows:

1.     The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

NGI agrees to expend in developing, advertising and promoting said program a sum which will be no less than the sum deducted from the Good Sam promotional allowance.

2.     The second paragraph on page 2 of the Service Agreement is deleted in its entirety and the following is substituted therefor:

This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

3.     Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2003

ADDENDUM TO SERVICE AGREEMENT

Affinity Group, Inc., the parent company of Golf Card International Corp. (erroneously identified as Golf Card International, Inc.) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Service Agreement between them for the Golf Card insurance plan operated in conjunction with AGI’s wholly-owned subsidiary Golf Card International Corp. dated April 19, 1992, and amended by Addenda dated March 22, 1994, and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the “Service Agreement”), as follows:

1. The penultimate paragraph on page 1 of the Service Agreement is deleted in its entirety and the following is substituted therefor:

This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

2. The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

In the event suit is filed by either party to this Agreement, it is mutually agreed that:

1)     Missouri law shall govern and,

2)     The prevailing party shall be entitled to reasonable attorney fees.

3. Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

Affinity Group, Inc., the parent company of Camp Coast to Coast, Inc. (erroneously identified as Coast to Coast Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Service Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI’s wholly-owned subsidiary Camp Coast to Coast, Inc. dated October 23, 1987, and amended by Addenda dated November 30, 1987, October 17, 1989, March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the “Service Agreement”), as follows:

1. The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

2. Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

Affinity Group, Inc., (formerly Trailer Life Publishing Company, Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Service Agreement between them for the Good Sam Club insurance plan operated in conjunction with AGI’s wholly-owned subsidiary GSS Enterprises, Inc. dated June 2, 1978, and amended by Addenda dated October 11, 1982, November 25, 1987, October 17, 1989, February 14, 1992, March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the “Service Agreement”), as follows:

1. The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

2. Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002